Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Bond Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology Portfolio

Janus Henderson Global Unconstrained Bond Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

Supplement dated February 8, 2019

to Currently Effective Statements of Additional Information

The Board of Trustees (the “Trustees”) of the Portfolios appointed BNP Paribas, acting through its New York branch, to serve as the Custodian of the Portfolios, replacing State Street Bank and Trust Company (“State Street”), effective concurrently with the termination of the custody agreement with State Street. The custody agreement between the Portfolios and State Street will terminate on or about February 8, 2019.

In response to the above change, effective on or about February 8, 2019, the statements of additional information (the “SAIs”) for the Portfolios are amended as follows:

1.

In the Custodian, Transfer Agent, and Certain Affiliations section of the Portfolios’ SAIs (except the SAIs for Janus Henderson Global Unconstrained Bond Portfolio), the following paragraph replaces the first paragraph in its entirety:

BNP Paribas New York (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

2.	In the Custodian, Transfer Agent, and Certain Affiliations section of Janus Henderson Global Unconstrained Bond Portfolio’s SAIs, the following paragraph replaces the first paragraph in its entirety:

BNP Paribas New York (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolio. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolio’s securities and cash held outside the United States. The Portfolio’s Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolio’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Portfolio.

Please retain this Supplement with your records.